UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

Sykes Enterprises, Incorporated

(Exact name of registrant as specified in its charter)

Florida	0-28274	56-1383460
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 North Ashley Drive, Suite 2800, Tampa, Florida	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 274-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SYKE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Three proposals described fully in the definitive proxy statement (the “Proxy Statement”) of Sykes Enterprises, Incorporated (the “Company”) filed with the U.S. Securities and Exchange Commission, on Schedule 14A, on July 26, 2021, were presented for approval at the Company’s Special Meeting of Shareholders (the “Special Meeting”) held on August 24, 2021. As of the July 23, 2021, the record date for the Special Meeting, 39,796,017 shares of common stock were outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 33,415,868 shares of common stock, or 83.96%, were represented in person or by proxy; therefore, a quorum was present.

At the Special Meeting, the shareholders of the Company considered and voted on the following three matters, each of which is further described in the Proxy Statement, and the final voting results for each proposal are set forth below:

Proposal 1: Adoption of the Agreement and Plan of Merger

The Company’s shareholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of June 17, 2021 (as amended or modified from time to time, the “Merger Agreement”), among Sykes Enterprises, Incorporated, Sitel Worldwide Corporation and Florida Mergersub, Inc., with the final voting results being as follows:

For	Against	Abstain	Broker Non-Votes
33,349,754	18,763	47,351	—

Proposal 2: Advisory Vote to Approve Executive Compensation

The Company’s shareholders approved the advisory (non-binding) proposal to approve certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger, as disclosed in the Proxy Statement, with the final voting results being as follows:

For	Against	Abstain	Broker Non-Votes
18,082,406	15,318,630	68,832	NA

Proposal 3: Approve the Adjournment of the Special Meeting if there are Insufficient Votes to Approve Proposal 1 or in the Absence of a Quorum

The Company’s shareholders approved the proposal for the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 (to approve and adopt the Merger Agreement) or in the absence of a quorum, with the final voting results being as follows:

For	Against	Abstain	Broker Non-Votes
31,079,685	2,284,416	51,767	NA

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYKES ENTERPRISES, INCORPORATED

By:	/s/ John Chapman
John Chapman Chief Finance Officer

Date: August 24, 2021

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